EXHIBIT 10.60

**** indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the U.S. Securities and Exchange Commission.

ARP-HCI-02-CAT-202-14

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ENDURANCE SPECIALTY INSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

SUBPARAGRAPH (a) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

The Reinsured shall provisionally purchase mandatory coverage, hereinafter referred to as “Actual FHCF Coverage,” from the Florida Hurricane Catastrophe Fund (FHCF) with the following limit and retention:

i. 90.0% of $975,000,000 excess of $345,000,000 (mandatory layer).

The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

SUBPARAGRAPH (d) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

“Deemed FHCF Coverage” shall have the following provisional limit and retention:

i. 90.0% of $940,000,000 excess of $332,000,000.

The Deemed FHCF Coverage for this Contract shall be based on the mandatory FHCF premium for the Reinsured’s Business Covered under this Contract evaluated as of June 30, 2015, and the 2015 FHCF Payout and Retention Multiples. The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

ARP-HCI-02-CAT-202-14	Endorsement No. 1 – ENDURB

DOC: May 20, 2015

PARAGRAPH (5) OF ARTICLE 15 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARTICLE 36 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

ENDURANCE SPECIALTY INSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-202-14	Endorsement No. 1 – ENDURB

DOC: May 20, 2015

SCHEDULE B

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

Contract Year 2	Excess Layer 3			Excess Layer 4
Reinsured’s Retention		$104,000,000			$332,000,000
Reinsurer’s Per Occurrence Limit		$228,000,000			$94,000,000
Reinsurer’s Contract Limit		$456,000,000			$188,000,000
Rate on Line		29.95%			18.14%
Exposure Rate		****	%		****	%
Minimum Premium	$	****		$	****
Deposit Premium	$	****		$	****
Deposit Payment Schedule:
Installment Due June 1, 2015	$	****		$	****
Installment Due September 1, 2015	$	****		$	****
Installment Due January 1, 2016	$	****		$	****
Installment Due April 1, 2016	$	****	*	$	****	*

*	plus applicable adjustment per Rate and Premium Article

All figures listed above are based on a projected TIV of $47,625,882,720 and shown at 100% for each excess layer and shall apply to each Reinsurer in the percentage share for that excess layer expressed in its Interests and Liabilities Agreement attached hereto.

«CONTRACT_NO»	Endorsement No. 1 -

DOC: «Contract_Document_Date»	«reinsurer_20_code»